[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) SPECIAL
                     VALUE TRUST

                     SEMIANNUAL REPORT o APRIL 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 30

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Addeo]
     John F. Addeo

Dear Shareholders,
For the six months ended April 30, 2002, the trust provided a total return of -31.78% based on its beginning and ending stock market prices and assuming the reinvestment of any dividend and capital gain distributions paid during the period. The trust's total return based on its net asset value (NAV) was 9.50%. During the same period, the trust's benchmark, the Lehman Brothers High Yield Bond Index, which includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity, returned 6.64%. Defaulted bonds are excluded from the index.

In response to dramatically lower interest rates and the significant decline in the number of companies that pay dividends, the trust lowered its annual distribution rate during the period from 11% based on its initial New York Stock Exchange offering price of $15 per share to 10% based on its average daily net asset value (NAV). These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short- and long-term capital gains.

As of April 30, 2002, approximately 38% of the portfolio was invested in high-yield securities, 38% in common stocks, 10% in emerging market debt, and 6% in cash. The remainder was held in a variety of "BB"-rated commercial mortgage-backed securities, convertible securities, and asset-backed securities.

Within the fixed-income segment of the portfolio, the market strongly favored the more defensive sectors, such as gaming, chemicals, energy, cable TV, and health care, especially during the first quarter of 2002. Security selection within these groups contributed to performance during the period.

Overweighted positions within cyclical industries such as metals and mining and paper also bolstered performance, as did our holdings in the capital goods sectors. Primary detractors from performance were our telecommunications holdings, which continued to perform poorly amid concerns about future earnings and cash flow.

On the equity side, our conservative approach to stockpicking resulted in a diversified portfolio that we believe was composed of some of the strongest companies within their respective industries. With the exception of the fourth quarter of 2001, when we witnessed a sharp rebound in growth stocks, the fund's favorable equity performance was largely due to our focus on stocks that we believed were inexpensive and possessed a catalyst for future growth. More specifically, much of the trust's strong stock performance over the period can be attributed to favorable stock selection and significant exposure to basic materials and consumer staples stocks.

The overall strategy for the portfolio has continued to be based upon our extensive bottom-up fundamental research and value-oriented investment style. We believe recent market downturns have provided our analysts with more opportunities to buy securities at what we believed were attractive prices. While the recent market environment has been difficult, we believe our approach will lead us to compelling opportunities in both the equity and high-yield marketplaces over the long run.

    Respectfully,

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

Note to Shareholders: Effective September 10, 2001, John F. Addeo took over as portfolio manager of the fund.

IMPORTANT NOTE FOR SHAREHOLDERS -- On December 12, 2001, the trust's Board of Trustees directed the trust's management to consider and report to the Board of Trustees on a number of possible changes, including changes to the annual distribution rate aspect of the trust's investment objective. This review considered many factors, including whether the current distribution rate continued to be prudent and sustainable without substantial returns of shareholder capital, given current returns in the equity and fixed-income markets and the historically low interest rate environment. Returns of shareholder capital have the effect of reducing the trust's assets and increasing per share expenses.

On December 18, 2001, the trust announced changes to its investment objective and target annual distribution rate, which became effective on January 1, 2002. The trust's new investment objective is to maintain an annual distribution rate of 10%, based on the trust's average daily net asset value, while seeking opportunities for capital appreciation. The trust continues to invest in equity and fixed-income securities in pursuing its investment objective. There is no assurance that the trust will achieve its investment objective. The new annual distribution rate is calculated based on the trust's net asset value, not a fixed share price, and the dividend amount will fluctuate with changes in the trust's net asset value. The trust will continue to evaluate its degree of success in achieving its investment objective by measuring whether it can, over time, maintain its annual distribution rate while paying expenses, without a substantial portion of such distributons being a return of shareholder capital.

To implement its objective, the trust intends to make monthly distributions approximately equal to 1/12 of the annual rate of 10%, based on the previous month's average net asset value. If, for any monthly distribution, net investment income and net realized short and long term capital gains are less than the amount of the distribution, the difference will be distributed from other trust assets. The trust expects that its final distribution for each calendar year will include any net investment income and net realized short or long term capital gains required, for federal income tax purposes, to be distributed during the year.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

ADDRESS CHANGE
Please use our new mailing address, effective immediately.
State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-5024

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   PORTFOLIO MANAGER'S PROFILE
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   JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS.

   JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES.

   HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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In accordance with Section 23(c) of the Investment Company Act of 1940, the
trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To maintain an annual distribution rate of 10% based on its average daily net asset value (NAV), while seeking opportunities for capital appreciation.

NEW YORK STOCK EXCHANGE SYMBOL: MFV

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   PERFORMANCE SUMMARY
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   (For the six months ended April 30, 2002)

   NET ASSET VALUE PER SHARE
   October 31, 2001                                                $ 8.63
   April 30, 2002                                                  $ 8.91

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2001                                                $14.30
   November 26, 2001 (high)*                                       $15.80
   February 19, 2001 (low)*                                        $ 8.30
   April 30, 2002                                                  $ 9.23

   * For the period November 1, 2001, through April 30, 2002
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

RISK CONSIDERATIONS

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to their net asset value. When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

The trust's target annual distribution rate is calculated based on the trust's average daily net asset value, not a fixed share price, and the trust's dividend amount will fluctuate with changes in the trust's average daily net asset value.

These risks may increase share price volatility. Please see the prospectus for details.

NUMBER OF SHAREHOLDERS

April 30, 2002, our records indicate that there are 774 registered shareholders and approximately 6,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Bonds - 51.3%
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                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                   VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 37.7%
  Advertising & Broadcasting - 3.0%
    CD Radio, Inc., 14.5s, 2009                                         $    900             $   452,250
    Emmis Communications, 0s to 2006, 12.5s to 2011                          120                  90,150
    LIN Holdings Corp., 0s to 2003, 10s to 2008                            1,000                 925,000
    Primedia, Inc., 8.875s, 2011                                             325                 289,250
                                                                                             -----------
                                                                                             $ 1,756,650
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Westpoint Stevens, Inc., 7.875s, 2008                               $    350             $   213,500
--------------------------------------------------------------------------------------------------------
  Automotive - 3.5%
    Advanced Accessory Systems LLC, 9.75s, 2007                         $    440             $   426,800
    Collins & Aikman Products Co., 10.75s, 2011##                            350                 365,750
    Delco Remy International, Inc., 11s, 2009                                225                 209,813
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                     780                 526,500
    Venture Holdings Trust, 11s, 2007                                        375                 368,437
    Venture Holdings Trust, 12s, 2009                                        150                 135,000
                                                                                             -----------
                                                                                             $ 2,032,300
--------------------------------------------------------------------------------------------------------
  Building - 2.0%
    Formica Corp., 10.875s, 2009**                                      $    850             $   174,250
    MMI Products, Inc., 11.25s, 2007                                       1,000               1,012,500
                                                                                             -----------
                                                                                             $ 1,186,750
--------------------------------------------------------------------------------------------------------
  Business Services - 1.5%
    General Binding Corp., 9.375s, 2008                                 $  1,000             $   862,500
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Lyondell Chemical Co., 10.875s, 2009                                $    500             $   472,500
    Pioneer Americas LLC, 5.538s, 2006                                        56                  37,344
    Sterling Chemicals, Inc., 11.25s, 2007**                               1,000                 140,000
    Sterling Chemicals, Inc., 13.5s, 2008**                                1,100                   2,750
                                                                                             -----------
                                                                                             $   652,594
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    American Safety Razor Co., 9.875s, 2005                             $    500             $   425,625
    Samsonite Corp., 10.75s, 2008                                            550                 440,000
                                                                                             -----------
                                                                                             $   865,625
--------------------------------------------------------------------------------------------------------
  Containers - 0.9%
    Pliant Corp., 13s, 2010                                             $    525             $   543,375
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.7%
    DLJ Mortgage Acceptance Corp., 0.65s, 2003 (Interest only)+         $    966             $     6,764
    DLJ Mortgage Acceptance Corp., 8s, 2003+                                 803                 682,550
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                     250                 191,172
    Nationslink Funding Corp., 5s, 2009                                    1,000                 732,500
                                                                                             -----------
                                                                                             $ 1,612,986
--------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.3%
    Belden & Blake Corp., 9.875s, 2007                                  $    740             $   662,300
    Continental Resources, Inc., 10.25s, 2008                                750                 675,000
                                                                                             -----------
                                                                                             $ 1,337,300
--------------------------------------------------------------------------------------------------------
  Entertainment
    Marvel Holdings, Inc., 0s, 2049(+)**                                $  2,885             $         0
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Morgan Stanley Capital, Inc., 7.666s, 2039                          $  1,070             $   928,275
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.9%
    Buckeye Technologies, Inc., 8s, 2010                                $    350             $   299,250
    Riverwood International Corp., 10.875s, 2008                           1,000               1,042,500
    Silgan Holdings, Inc., 9s, 2009##                                        275                 285,656
    U.S. Timberlands, 9.625s, 2007                                         1,000                 690,000
                                                                                             -----------
                                                                                             $ 2,317,406
--------------------------------------------------------------------------------------------------------
  Gaming - 1.5%
    Host Marriott LP, 9.5s, 2007##                                      $    500             $   528,125
    Resorts International Hotel & Casino, 11.5s, 2009##                      350                 340,375
                                                                                             -----------
                                                                                             $   868,500
--------------------------------------------------------------------------------------------------------
  Industrial - 0.6%
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**              $    985             $   369,375
--------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Numatics, Inc., 9.625s, 2008                                        $    500             $   280,000
--------------------------------------------------------------------------------------------------------
  Media - Cable - 4.1%
    Adelphia Communications Corp., 10.25s, 2011                         $    750             $   630,000
    Charter Communications Holdings, 8.625s, 2009                            365                 325,762
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011             1,000                 697,500
    FrontierVision Holding LP, 11.875s, 2007                                 300                 287,250
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                  1,400                 448,000
                                                                                             -----------
                                                                                             $ 2,388,512
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Doe Run Resources Corp., 11.25s, 2005                               $    750             $   151,875
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003**                         500                 115,000
                                                                                             -----------
                                                                                             $   266,875
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Dresser, Inc., 9.375s, 2011##                                       $    285             $   295,688
--------------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Hurricane Hydrocarbons Ltd., 12s, 2006                              $    370             $   375,550
--------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    Gap, Inc., 8.8s, 2008##                                             $    500             $   496,068
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Haynes International, Inc., 11.625s, 2004                           $    400             $   280,000
--------------------------------------------------------------------------------------------------------
  Steel - 1.5%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                    $    200             $   156,000
    National Steel Corp., 9.875s, 2009**                                   1,000                 340,000
    Northwestern Steel & Wire Co., 9.5s, 2049**                              300                       0
    Renco Steel Holdings, Inc., 10.875s, 2005                                925                  60,125
    United States Steel LLC, 10.75s, 2008##                                  300                 309,750
                                                                                             -----------
                                                                                             $   865,875
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.5%
    Fleming Cos, Inc., 10.625s, 2007                                    $    300             $   308,250
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                     1,500                   1,800
                                                                                             -----------
                                                                                             $   310,050
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.4%
    McCaw International Ltd., 13s, 2007**                               $    725             $    39,875
    Nextel Communications, Inc., 9.5s, 2011                                  650                 445,250
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                 1,000                 335,000
                                                                                             -----------
                                                                                             $   820,125
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.3%
    Allegiance Telecommunications, Inc., 11.75s, 2008                   $  1,000             $   187,500
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $22,113,379
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 13.6%
  Belgium - 0.3%
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireline)                   $  1,000             $   150,000
--------------------------------------------------------------------------------------------------------
  Brazil - 2.2%
  Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks and
    Credit Cos.)##                                                      $    236             $   224,635
  Federal Republic of Brazil, 8.875s, 2024                                 1,650               1,089,000
                                                                                             -----------
                                                                                             $ 1,313,635
--------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    PCI Chemicals Canada, 10s, 2008 (Chemicals)                         $    167             $   117,039
--------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Electric Guacolda S.A., 7.95s, 2003 (Utilities
      - Electric)                                                       $    250             $   249,375
--------------------------------------------------------------------------------------------------------
  Ecuador - 0.5%
    Republic of Ecuador, 12s, 2012##                                    $    200             $   167,200
    Republic of Ecuador, 5s, 2030                                            186                 107,694
                                                                                             -----------
                                                                                             $   274,894
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media - Cable)            $    500             $    90,000
--------------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                                $    400             $   380,000
--------------------------------------------------------------------------------------------------------
  Luxembourg - 1.1%
    Millicom International Cellular, 13.5s, 2006 (Telecom
      - Wireless)                                                       $    237             $   137,460
    PTC International Finance II S.A., 11.25s, 2009
      (Financial Institutions)                                               500                 525,000
                                                                                             -----------
                                                                                             $   662,460
--------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Vicap S.A. de C.V., 11.375s, 2007 (Containers)                      $    298             $   275,650
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecom - Wireline)                                              $  2,000             $   142,500
--------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Ocean Rig Norway As, 10.25s, 2008 (Oil Services)                    $    440             $   391,600
--------------------------------------------------------------------------------------------------------
  Russia - 4.3%
    Kaztransoil Co., 8.5s, 2006 (Oils)##                                $     70             $    68,775
    Ministry of Finance Russia, 3s, 2006                                      40                  32,200
    Ministry of Finance Russia, 12.75s, 2028                                 945               1,152,900
    Russian Federation, 3s, 2008                                             834                 580,047
    Russian Federation, 5s, 2030##                                           954                 664,461
                                                                                             -----------
                                                                                             $ 2,498,383
--------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                 $    236             $   277,890
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Dolphin Telecom PLC, 11.5s, 2008 (Telecom -  Wireless)**            $    750             $        75
    Euramax International PLC, 11.25s, 2006 (Metals and Minerals)            450                 443,250
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                            1,000                 185,000
    Ono Finance PLC, 13s, 2009 (Media - Cable)                             1,000                 420,000
                                                                                             -----------
                                                                                             $ 1,048,325
--------------------------------------------------------------------------------------------------------
  Uruguay - 0.2%
    Republic of Uruguay, 7.625s, 2012                                   $    205             $   141,450
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $ 8,013,201
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $44,505,054)                                                   $30,126,580
--------------------------------------------------------------------------------------------------------

Stocks - 33.1%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 28.2%
  Aerospace - 1.1%
    Moog, Inc., "A"*                                                      19,625             $   671,175
--------------------------------------------------------------------------------------------------------
  Automotive - 1.5%
    Visteon Corp.                                                         56,900             $   878,536
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Motorola, Inc.                                                        49,400             $   760,760
--------------------------------------------------------------------------------------------------------
  Chemicals
    Pioneer Cos, Inc.*                                                    10,793             $    17,539
--------------------------------------------------------------------------------------------------------
  Computer Software - 0.6%
    VeriSign, Inc.*                                                       39,400             $   364,450
--------------------------------------------------------------------------------------------------------
  Containers - 2.9%
    Atlantis Plastics, Inc.*                                             116,550             $   454,545
    Owens Illinois, Inc.*                                                 76,500               1,225,530
                                                                                             -----------
                                                                                             $ 1,680,075
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Cumulus Media, Inc.*                                                  21,000             $   393,330
--------------------------------------------------------------------------------------------------------
  Insurance - 1.4%
    Hartford Financial Services Group, Inc.                               11,600             $   803,880
--------------------------------------------------------------------------------------------------------
  Internet
    Anacomp Inc.*                                                             30             $       690
--------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Deere & Co.                                                           12,500             $   559,500
    Thermadyne Holdings Corp.*                                             7,554                   1,587
                                                                                             -----------
                                                                                             $   561,087
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.9%
    Alcoa, Inc.                                                           19,100             $   649,973
    Commonwealth Industries, Inc.                                         39,700                 298,544
    Metal Management, Inc.**                                              46,753                 151,947
                                                                                             -----------
                                                                                             $ 1,100,464
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.1%
    BJ Services Co.*                                                      11,600             $   426,184
    Cooper Cameron Corp.*                                                  7,500                 411,300
    Noble Drilling Corp.*                                                  7,100                 307,785
    Oil States International, Inc.*                                       62,700                 674,025
                                                                                             -----------
                                                                                             $ 1,819,294
--------------------------------------------------------------------------------------------------------
  Oils - 3.7%
    Chesapeake Energy Corp.*                                             100,500             $   859,275
    Devon Energy Corp.                                                    26,200               1,291,922
                                                                                             -----------
                                                                                             $ 2,151,197
--------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                              53,266             $     1,065
--------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                        250             $         1
--------------------------------------------------------------------------------------------------------
  Supermarket - 3.6%
    Ingles Markets, Inc., "A"                                             73,600             $   886,880
    Kroger Co.*                                                           28,300                 644,391
    Marsh Supermarkets                                                    42,700                 587,125
                                                                                             -----------
                                                                                             $ 2,118,396
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.9%
    Adelphia Business Solutions *                                         40,000             $       760
    AT&T Wireless Services, Inc.                                         103,100                 922,745
    Crown Castle International Corp.*                                     26,000                 189,800
                                                                                             -----------
                                                                                             $ 1,113,305
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Calpine Corp.*                                                       117,900             $ 1,296,900
    El Paso Electric Co.*                                                    800                  12,480
                                                                                             -----------
                                                                                             $ 1,309,380
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.4%
    Commonwealth Telephone Enterprises, Inc.*                             19,233             $   727,969
    Nextel Communications, Inc.*                                          15,000                  82,650
                                                                                             -----------
                                                                                             $   810,619
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $16,555,243
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.9%
  Bermuda - 1.0%
    Tyco International Ltd. (Conglomerates)                               32,000             $   590,400
--------------------------------------------------------------------------------------------------------
  Brazil - 2.4%
    Aracruz Celulose S.A. (Forest and Paper Products)*                    63,800             $ 1,387,650
--------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    International Utility Structures, Inc. (Utilities - Electric)*       254,700             $   259,997
--------------------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Jefferson Smurfit Group PLC, ADR (Special Products and
      Services)                                                           26,600             $   636,538
--------------------------------------------------------------------------------------------------------
  Netherlands
    Completel Europe N.V. (Telecom - Wireline)##*                         52,000             $    32,240
--------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holdings AB, ADR (Telecom - Wireline)*                  17,612             $     2,466
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 2,909,291
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $22,073,352)                                                  $19,464,534
--------------------------------------------------------------------------------------------------------

Preferred Stocks - 4.4%
--------------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 2.3%
    Paxon Communications Corp., 13.25s                                       146             $ 1,350,500
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s*                                      1,266             $      --
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.3%
    Crown Castle International Corp., 12.75s                               1,406             $   759,240
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.8%
    Global Crossings Holdings Ltd., 10.5s                                 10,525             $     5,262
    Nextel Communications, Inc., 11.125s                                   1,279                 479,625
                                                                                             -----------
                                                                                             $   484,887
--------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,202,625)                                         $ 2,594,627
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.9%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
United Kingdom - 1.2%
  Business Services - 1.2%
    Colt Telecom Group PLC, 2s, 2006                                    $  2,000             $   702,156
--------------------------------------------------------------------------------------------------------
United States - 0.7%
  Media - Cable - 0.7%
    Telewest Finance Jersey Ltd., 6s, 2005##                            $    710             $   390,500
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,909,731)                                        $ 1,092,656
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    NRG Energy, Inc., 6.5s* (Identified Cost, $439,848)                       14             $   211,601
--------------------------------------------------------------------------------------------------------
Warrants - 0.1%
--------------------------------------------------------------------------------------------------------
U.S. Warrants - 0.1%
    Anacomp, Inc. (Internet)*                                              5,841             $       584
    Metricom, Inc. (Telecom - Wireline)*                                     775                       0
    Renaissance Cosmetics, Inc. (Consumer Goods &
      Services)*                                                           1,024                       0
    Sirius Satellite Radio, Inc. (Entertainment)##*                        2,700                  27,000
--------------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                          $    27,584
--------------------------------------------------------------------------------------------------------
Foreign Warrant
    Ono Finance PLC (Media - Cable)*                                       1,000             $       125
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $408,696)                                                   $    27,709
--------------------------------------------------------------------------------------------------------

Repurchase Agreements - 6.4%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 4/30/02, due 5/01/02, total to
      be received $30,002 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account)                                               $         30             $    30,000
    Goldman Sachs, dated 4/30/02, due 5/01/02, total to be
      received $3,744,201 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account)                                                      3,744               3,744,000
--------------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                         $ 3,774,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $78,313,306)                                             $57,291,707

Other Assets, Less Liabilities - 2.4%                                                          1,445,296
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $58,737,003
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------
APRIL 30, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $78,313,306)       $  57,291,707
  Investment of cash collateral for securities loaned, at
    identified cost and value                                    3,829,033
  Cash                                                               1,991
  Receivable for investments sold                                1,207,802
  Interest and dividends receivable                                964,005
  Other assets                                                       1,110
                                                             -------------
      Total assets                                           $  63,295,648
                                                             -------------
Liabilities:
  Payable to dividend disbursing agent                           $  45,193
  Payable for investments purchased                                364,495
  Collateral for securities loaned, at value                     3,829,033
  Net payable for forward currency exchange contracts
    subject to master netting agreements                            42,802
  Payable to affiliates -
    Management fee                                                   1,593
    Administrative fee                                                  28
  Accrued expenses and other liabilities                           275,501
                                                             -------------
      Total liabilities                                      $   4,558,645
                                                             -------------
Net assets                                                   $  58,737,003
                                                             =============

Net assets consist of:
  Paid-in capital                                            $  76,140,220
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies               (21,064,348)
  Accumulated net realized gain on investments and foreign
    currency transactions                                        5,255,374
  Accumulated distributions in excess of net investment
    income                                                      (1,594,243)
                                                             -------------
      Total                                                  $  58,737,003
                                                             =============
Shares of beneficial interest outstanding                      6,594,124
                                                               =========
Net asset value per share (net assets / shares of
beneficial interest outstanding)                                 $8.91
                                                                 =====
See notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                    $ 2,819,909
    Dividends                                                       250,078
                                                                -----------
      Total investment income                                   $ 3,069,987
                                                                -----------

  Expenses -

    Management fee                                              $   296,217
    Trustees' compensation                                           44,383
    Administrative fee                                                3,352
    Transfer and dividend disbursing agent fee                        8,600
    Custodian fee                                                    15,867
    Printing                                                         10,796
    Postage                                                           2,668
    Auditing fees                                                    17,585
    Legal fees                                                        8,055
    Miscellaneous                                                    33,968
                                                                -----------
      Total expenses                                            $   441,491

  Fees paid indirectly                                              (14,136)
                                                                -----------
      Net expenses                                              $   427,355
                                                                -----------
        Net investment income                                   $ 2,642,632
                                                                -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                     $ 6,768,905
    Written option transactions                                       3,244
    Foreign currency transactions                                    56,653
                                                                -----------

      Net realized gain on investments and foreign currency
      transactions                                              $ 6,828,802
                                                                -----------
  Change in unrealized depreciation -
    Investments                                                 $(3,939,779)
    Translation of assets and liabilities in foreign
    currencies                                                      (69,443)
                                                                -----------
        Net unrealized loss on investments and foreign
        currency translation                                    $(4,009,222)
                                                                -----------
          Net realized and unrealized gain on investments
          and foreign currency                                  $ 2,819,580
                                                                -----------
            Increase in net assets from operations              $ 5,462,212
                                                                ===========
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               APRIL 30, 2002                 YEAR ENDED
                                                                  (UNAUDITED)           OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 2,642,632               $  5,008,656
  Net realized gain (loss) on investments and foreign
    currency transactions                                         6,828,802                 (1,415,632)
  Net unrealized loss on investments and foreign currency
    translation                                                  (4,009,222)               (12,932,523)
                                                                -----------               ------------
    Increase (decrease) in net assets from operations           $ 5,462,212               $ (9,339,499)
                                                                -----------               ------------
Distributions declared to shareholders -

  From net investment income                                    $(3,742,599)              $ (5,008,656)
  In excess of net investment income

                                                                    --                        (418,575)
  From paid-in capital

                                                                    --                      (5,328,929)
                                                                -----------               ------------
    Total distributions declared to shareholders                $(3,742,599)              $(10,756,160)
                                                                -----------               ------------
Net increase in net assets from trust share transactions        $   418,922               $  1,148,652
                                                                -----------               ------------
      Total increase (decrease) in net assets                   $ 2,138,535               $(18,947,007)
Net assets:
  At beginning of period                                         56,598,468                 75,545,475
                                                                -----------               ------------

  At end of period (including accumulated distributions in
    excess of net investment income of $1,594,243 and
    $494,276, respectively)                                     $58,737,003               $ 56,598,468
                                                                ===========               ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,

                                    SIX MONTHS ENDED      -------------------------------------------------------------------------
                                      APRIL 30, 2002            2001             2000            1999           1998           1997
                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
period                                       $  8.63         $ 11.67          $ 14.34         $ 13.76        $ 15.03        $ 15.23
                                             -------         -------          -------         -------        -------        -------
Income from investment operations#(S) -
  Net investment income                      $  0.40         $  0.77          $  1.01         $  0.57        $  0.04        $  0.11
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                        0.45           (2.16)           (1.53)           1.66           1.01           2.66
                                             -------         -------          -------         -------        -------        -------
      Total from investment operations       $  0.85         $ (1.39)         $ (0.52)        $  2.23        $  1.05        $  2.77
                                             -------         -------          -------         -------        -------        -------
Less distributions declared to
  shareholders -
  From net investment income                 $ (0.57)        $ (0.77)         $ (1.01)        $ (0.57)       $ (0.04)       $ (0.10)
  From net realized gain on
    investments and foreign
    currency transactions                      --              --               (0.95)          (1.00)         (2.28)         (2.87)
  In excess of net investment income           --              (0.06)           (0.01)          (0.08)         --             --
  From paid-in capital                         --              (0.82)           (0.18)           --            --             --
                                             -------         -------          -------         -------        -------        -------
      Total distributions
        declared to
        shareholders                         $ (0.57)        $ (1.65)         $ (2.15)        $ (1.65)       $ (2.32)       $ (2.97)
                                             -------         -------          -------         -------        -------        -------
Net asset value - end of period              $  8.91         $  8.63          $ 11.67         $ 14.34        $ 13.76        $ 15.03
                                             -------         -------          -------         -------        -------        -------
Per share market value - end of period       $ 9.230         $14.300          $13.750         $16.750        $16.750        $19.000
                                             =======         =======          =======         =======        =======        =======
Total return                                 (31.78)%++        16.99%           (4.33)%         11.08%          0.26%         23.29%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                    1.53%+          1.53%            1.35%           1.23%          1.10%          1.12%
  Net investment income(S)                      9.15%+          7.49%            7.46%           3.79%          0.26%          0.72%
Portfolio turnover                                70%             49%              32%            137%            85%           119%
Net assets at end of period
  (000 Omitted)                              $58,737         $56,598          $75,545         $91,603        $86,937        $93,665

(S) As required, effective Novemer 1, 2001, the trust has adopted the provisions of the AICPA
    Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and increase the ratio of net investment income to average net assets by 0.28%. Per share, ratios, and supplemental data for periods prior to
    November 1, 2001 have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2002, the value of securities loaned was $3,628,377. These loans were collateralized by cash of $3,829,033 which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
                                                      SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       3,829,033          $3,829,033

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust's custodian fees were reduced by $11,058 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the period, the trust's custodian fees were reduced by $3,078 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended October 31, 2001 and October 31, 2000 were as follows:

                                      OCTOBER 31, 2001          OCTOBER 31, 2000
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                        $ 5,427,231               $ 9,462,515
    Long-term capital gain                     --                      3,186,424
                                           -----------               -----------
                                           $ 5,427,231               $12,648,939
    Tax return of capital                    5,328,929                 1,179,812
                                           -----------               -----------
Total distributions declared               $10,756,160               $13,828,751
                                           ===========               ===========

As of October 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                    $ (1,703,625)
          Unrealized loss                               (16,951,953)
          Other temporary differences                      (467,252)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 $(1,703,625).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $10,096 for the six months ended April 30, 2002.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                           $    --         $ 6,126,438
                                                     -----------     -----------
Investments (non-U.S. government
securities)                                          $38,058,922     $37,449,539
                                                     -----------     -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 78,100,142
                                                                   ------------
Gross unrealized depreciation                                      $(25,676,191)
Gross unrealized appreciation                                         4,867,756
                                                                   ------------
    Net unrealized depreciation                                    $(20,808,435)
                                                                   ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 6,594,124.100 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             APRIL 30, 2002            OCTOBER 31, 2001
                                                       --------------------      ----------------------
                                                       SHARES        AMOUNT      SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                        37,667      $418,922      82,629      $1,148,652
                                                       ------      --------      ------      ----------

(6) Line of Credit
The trust and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2002, was $388. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

At April 30, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $42,802 with DB
Clearing Services.

At April 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2002, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.17% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                                     ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                     9/25/95             250        $  --           $      1
DLJ Mortgage Acceptance Corp., 0.65s, 2003           4/6/01         966,277         484,738           6,764
DLJ Mortgage Acceptance Corp., 8s, 2003              4/6/01         803,000         484,739         682,550
                                                                                                   --------
                                                                                                   $689,315
                                                                                                   ========

9) Change in Accounting Principle
As required, effective November 1, 2001 the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $130,197 increase in cost of securities and a corresponding $130,197 increase in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002, was to increase net investment income by $82,073, increase net unrealized depreciation by $82,967, and increase net realized gains by $894. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) SPECIAL VALUE TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The trust does hold annual shareholder meetings for the purpose of electing Trustees. Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the trust since January 1, 2002. Mr.
Parke has served as a Trustee of the trust since January 1, 2002.

Each of the trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
Massachusetts Financial Services Company                 AGENT
500 Boylston Street                                      State Street Bank and Trust Company c/o MFS
Boston, MA 02116-3741                                    Service Center, Inc. P.O. Box 55024 Boston, MA
                                                         02205-5024 1-800-637-2304

PORTFOLIO MANAGER
John F. Addeo+

CUSTODIAN
State Street Bank and Trust Company

+ MFS Investment Management

MFS(R) SPECIAL VALUE TRUST                                     ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741


(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.

                                                          MSVCE-3  06/02  13.5M